UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2021
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 7, 2021, the board of directors (the “Board”) of bluebird bio, Inc. (the “Company”), upon the recommendation of the Board’s nominating and corporate governance committee, appointed Marcela V. Maus, M.D., Ph.D. to the Board as a Class III director. Dr. Maus has not been appointed to any committees of the Board as of the date of this Current Report on Form 8-K. Upon the planned separation of the Company’s severe genetic disease and oncology programs and portfolios through the spinoff of 2seventy bio, Inc. as an independent, publicly-traded Delaware corporation, Dr. Maus is anticipated to join the board of 2seventy bio upon effectiveness of the separation.

In connection with the appointment, on September 7, 2021, the Company granted Dr. Maus a stock option to purchase 7,500 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a purchase price equal to the closing price per share of the Common Stock on the NASDAQ Global Select Market on September 7, 2021. Dr. Maus was also granted on September 7, 2021 restricted stock units for 4,663 shares of Common Stock. The stock options and restricted stock units vest ratably over three years in annual installments.

    Dr. Maus is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements of understandings between Dr. Maus and any other persons pursuant to which she was elected as a director.

Item 7.01    Regulation FD Disclosure.

    On September 7, 2021, the Company issued a press release announcing Dr. Maus’ appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

    The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on September 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer